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                                       UNITED STATES
                             SECURITIES AND EXCHANGE COMMISSION
                                   Washington, D.C. 20549

                                          FORM 8-K

                                       CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

              Date of Report (Date of earliest event reported): June 18, 2009

                             SOUTHERN CALIFORNIA EDISON COMPANY
                   (Exact name of registrant as specified in its charter)

          CALIFORNIA               001-2313                  95-1240335
 (State or other jurisdiction     (Commission             (I.R.S. Employer
       of incorporation)         File Number)            Identification No.)

                                  2244 Walnut Grove Avenue
                                       (P.O. Box 800)
                                 Rosemead, California 91770
                (Address of principal executive offices, including zip code)

                                        626-302-1212
                    (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

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Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment
            of Certain Officers; Compensatory Arrangements of Certain Officers.

Retirement and Appointment of Certain Officers

On June 18, 2009, the Board of Directors of Southern California Edison Company ("SCE")
elected Linda G. Sullivan to serve as Senior Vice President and Chief Financial Officer of
SCE, effective July 1, 2009.  Ms. Sullivan will succeed Thomas M. Noonan, who is retiring from that position.  Ms. Sullivan will also continue to serve as Acting Controller for SCE.

Ms. Sullivan, age 45, was elected as Vice President and Controller of SCE and Edison
International, SCE's parent company, in June 2005.  Ms. Sullivan previously held the positions of Assistant Controller of Edison International from March 2002 to May 2005 and
Assistant Controller of SCE from March 2005 to May 2005.

                                         SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              SOUTHERN CALIFORNIA EDISON COMPANY
                                               (Registrant)

                              By: /s/ Linda G. Sullivan
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                              Linda G. Sullivan
                              Vice President and Controller

Date:  June 23, 2009